UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Cosmos Health Inc.
(Name of Registrant as Specified In Its Charter)

____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identity the filing for which the offsetting fee was paid previously. Identity the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)		Amount Previously Paid:

(2)		Form, Schedule or Registration Statement No.:

(3)		Filing Party:

(4)		Date Filed:

Explanatory Note

This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed solely to amend and replace the sample proxy card included in the Definitive Proxy Statement filed by Cosmos Health Inc. (the “Company”) with the Securities and Exchange Commission on June 2, 2026 (the “Proxy Statement”). After filing the Proxy Statement, the Company discovered that, due to a clerical error, an incorrect version of the sample proxy card was inadvertently filed with the Proxy Statement.

Please note that no changes have been made to the body of the Proxy Statement and that a correct version of the proxy card has been included in the Proxy Statement being mailed to the Company’s stockholders. This Amendment applies only to the version of the sample proxy card originally filed with the Proxy Statement.

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COSMOS HEALTH INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JULY 15, 2026 AT 9:00 AM LOCAL TIME

The undersigned hereby appoints Grigorios Siokas and Georgios Terzis, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Cosmos Health Inc., to be held on  July 15, 2026 at 9:00 a.m., at the Company’s U.S. offices at 141 West Jackson Boulevard, Suite 4236, Chicago, Illinois 60604, and at any adjournments or postponements thereof, as follows:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
If you vote by phone, fax or internet, please DO NOT mail your proxy card. Vote by fax Complete the reverse portion of this Proxy Card and Fax to 202-521-3464 Vote by telephone

•	Call toll-free designated number 1-866-752-VOTE(8683). There is NO CHARGE for this call.
•	Follow the instructions provided by the recorded message.

Electronic Voting Instructions

•	Log on to the Internet and go to
https://www.iproxydirect.com/COSM
•	Follow the steps outlined on this secured Web site.

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ANNUAL MEETING OF THE STOCKHOLDERS OF COSMOS HEALTH INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☐

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐	☐
	Grigorios Siokas		☐	☐	☐
	Demetrios G. Demetriades		☐	☐	☐	Control ID:
	John J. Hoidas		☐	☐	☐	REQUEST ID:
	Dr. Anastasios Aslidis		☐	☐	☐
	Theodoros C. Karkantzos		☐	☐	☐
	Suhel Bhutawala		☐	☐	☐

Proposal 2		→	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of the Company’s independent registered public accounting		☐	☐	☐

Proposal 3		→	FOR	AGAINST	ABSTAIN
	Approval of the 2026 Omnibus Equity Incentive Plan		☐	☐	☐

Proposal 4		→	FOR	AGAINST	ABSTAIN
	Approval of designation and issuance of Series B Preferred Stock		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2025 Annual Report on Form 10-K the proxy will be voted (1) “for” the election of each of the nominees for director; (2) ““for” the ratification of the appointment of the Company’s independent registered public accounting (3) “for” the approval of the 2026 Omnibus Equity Incentive Plan and (4) for the approval of designation and issuance of Series B Preferred Stock.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2026

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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